SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)—October 16, 2002

MELLON FINANCIAL CORPORATION
(Exact name of registrant as specified in charter)

Pennsylvania	1-7410	25-1233834
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	One Mellon Center 500 Grant Street Pittsburgh, Pennsylvania	15258
	(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code – (412) 234-5000

ITEM 5.  OTHER EVENTS

By press release dated October 16, 2002, Mellon Financial Corporation (the “Corporation”) announced several appointments at the senior management level, effective November 1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
99.1	Mellon Financial Corporation Press Release dated October 16, 2002 regarding the matter referenced in Item 5 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON FINANCIAL CORPORATION

Date: October 18, 2002	By:	/s/ Michael A. Bryson
Michael A. Bryson Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Press Release dated October 16, 2002	Filed herewith